Exhibit 99.1

(1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table on page 13. Exhibit 99.1 PRESS RELEASE ATLANTIC CAPITAL BANCSHARES, INC. REPORTS SECOND QUARTER 2020 RESULTS Atlanta, GA – July 23, 2020 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income from continuing operations for the quarter ended June 30, 2020 of $1.8 million, or $0.09 per diluted share, compared to $7.0 million, or $0.29 per diluted share, for the second quarter of 2019 and $2.1 million, or $0.10 per diluted share, for the first quarter of 2020. “With solid growth in loans and deposits, a significant decline in deposit costs, and disciplined expense management, Atlantic Capital grew earnings before taxes and provision for potential credit losses at a strong pace from the first quarter of 2020 and from the second quarter of 2019. These solid operating results, along with another substantial addition to the allowance for credit losses, further buttress Atlantic Capital’s fortress balance sheet for the uncertain economic environment ahead. As the second quarter progressed, our borrowers generally reported improved business results and are cautiously optimistic about the remainder of 2020,” remarked Douglas Williams, President and Chief Executive Officer. Second Quarter Highlights(1)  Capital ratios remained strong, with a tangible common equity to tangible assets ratio of 11.0% and total risk-based capital ratio of 14.8%.  Tangible book value per share increased to $14.72 from $14.54 at March 31, 2020.  Total loans held for investment increased $251.8 million, or 52.1% annualized, from March 31, 2020. Included in the increase are $234 million in SBA Paycheck Protection Program (“PPP”) loans.  Average deposits from continuing operations increased $155.4 million, or 27.6% annualized, compared to the first quarter of 2020.  Cost of deposits from continuing operations decreased to 0.22% from 0.75% in the first quarter of 2020.  Efficiency ratio improved to 53.8% compared to 55.0% in the first quarter of 2020.  Allowance for credit losses increased to 1.61% of loans held for investment compared to 1.43% at March 31, 2020. Excluding the impact of PPP loans, the allowance for credit losses at June 30, 2020 was 1.80% of total loans held for investment. Income Statement Taxable equivalent net interest income from continuing operations totaled $22.0 million for the second quarter of 2020, an increase of $2.0 million, or 10.1%, from the second quarter of 2019, and an increase of $782,000, or 14.8% annualized, from the first quarter of 2020. The linked quarter increase in net interest income was primarily driven by the addition of the PPP loans during the second quarter. Taxable equivalent net interest margin from continuing operations was 3.23% in the second quarter of 2020, a decrease of 38 basis points from the second quarter of 2019 and a decrease of 18 basis points from the first quarter of 2020. The linked quarter decrease was primarily the result of a decrease in loan yields and the addition of the lower yielding PPP loans, partially offset by a decrease in the cost of interest bearing deposits. The PPP loans had an adverse impact of approximately 14 basis points on the net interest margin for the second quarter of 2020. The yield on loans from continuing operations in the second quarter of 2020 was 3.87%, a decrease of 147 basis points from the second quarter of 2019 and a decrease of 90 basis points from the first quarter of 2020. The decrease in loan yields was due primarily to the repricing of variable rate loans from declines in short term interest rates and the addition of lower yielding PPP loans. The PPP loans had an adverse impact of approximately 22 basis points on loan yields for the second quarter of 2020. The cost of deposits from continuing operations in the second quarter of 2020 was 0.22%, a decrease of 93 basis points from the second quarter of 2019 and a decrease of 53 basis points from the first quarter of 2020. The cost of interest bearing deposits from continuing operations decreased 133 basis points to 0.33% from the second quarter of 2019, and decreased 76 basis points from the first quarter of 2020. 1

The provision for credit losses for continuing operations was $8.9 million in the second quarter of 2020 compared to $698,000 in the second quarter of 2019 and $8.1 million in the first quarter of 2020. The provision for credit losses in the second quarter of 2020 included an $8.2 million provision for loan losses and a $642,000 provision for unfunded commitments. Annualized net charge-offs were 0.29% of average loans in the second quarter of 2020 and 0.17% for the first six months of 2020. Noninterest income from continuing operations totaled $2.3 million in the second quarter of 2020 compared to $2.9 million in the second quarter of 2019 and $2.4 million in the first quarter of 2020. Service charge income in the second quarter of 2020 totaled $1.1 million, an increase of $211,000 compared to the second quarter of 2019 and a decrease of $151,000 from the first quarter of 2020. The linked-quarter decrease in service charge income was primarily due to the COVID-19 related impact on ACH volumes in our payments business. SBA income totaled $768,000, a decrease from $1.10 million in the second quarter of 2019 and an increase from $414,000 in the first quarter of 2020, primarily from an increase in loans sold during the second quarter of 2020. Noninterest expense from continuing operations totaled $12.9 million in the second quarter of 2020, a decrease of $350,000 compared to the second quarter of 2019 and unchanged compared to the first quarter of 2020. Salaries and employee benefits totaled $8.5 million in the second quarter of 2020, unchanged from the previous quarter as the seasonal decrease in first quarter benefits costs were offset by higher salaries and an increase in incentive accruals. Approximately $293,000 in incentive expense was incurred in the second quarter of 2020 related to COVID-19 pay for employees. The year-to-date 2020 effective tax rate from continuing operations was 14.7% compared to 21.3% for the full year of 2019, and was impacted by lower pretax earnings as well as increased non-taxable securities income from municipal bonds. Balance Sheet Total loans held for investment were $2.18 billion at June 30, 2020, an increase of $395.0 million, or 22.0%, from June 30, 2019 and an increase of $251.8 million, or 52.1% annualized, from March 31, 2020. Excluding the $234.0 million in PPP loans funded during the second quarter of 2020, loans held for investment increased $17.7 million, or 3.7% annualized. Consumer loans increased $55.0 million from March 31, 2020 to $113.1 million at June 30, 2020, due to the growth in a partnership with a fintech firm that offers CD-secured loans to its customers. The allowance for credit losses was 1.61% of total loans held for investment at June 30, 2020, compared to 1.43% at March 31, 2020. Excluding the impact of PPP loans, the allowance for credit losses at June 30, 2020 was 1.80% of total loans held for investment. Non-performing assets totaled $7.2 million, or 0.25% of total assets, as of June 30, 2020, compared to $7.3 million, or 0.27% of total assets, as of March 31, 2020. Total average deposits from continuing operations were $2.41 billion for the second quarter of 2020, an increase of $507.9 million, or 26.7%, from the second quarter of 2019 and an increase of $155.5 million, or 27.6% annualized, from the first quarter of 2020. Noninterest bearing deposits were 33.8% of total average deposits from continuing operations in the second quarter of 2020, compared to 30.9% in the second quarter of 2019 and 31.6% in the first quarter of 2020. Tangible common equity to tangible assets was 11.0% at June 30, 2020, a decrease from 11.6% at March 31, 2020 due to the increase in PPP loans in the second quarter. The estimated total risk based capital ratio was 14.8% at June 30, 2020 compared to 16.5% at June 30, 2019 and 14.9% at March 31, 2020. Earnings Conference Call The Company will host a conference call at 9:00 a.m. EST on Friday, July 24, 2020, to discuss the financial results for the quarter ended June 30, 2020. Individuals wishing to participate in the conference call may do so by dialing 877-270-2148 from the United States. The call will also be available live via webcast on the Investor Relations page of the Company's website, www.atlanticcapitalbank.com. A presentation will be used during the earnings conference call and is available at http://www.snl.com/IRW/CorporateProfile/4155740. Non-GAAP Financial Measures Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii) taxable equivalent net 2 interest income; (iii) taxable equivalent net interest margin; (iv) taxable equivalent income before income taxes; (v) taxable equivalent income tax expense; (vi) tangible assets; (vii) tangible common equity; (viii) tangible book value per common share; and (ix) allowance for loan losses to loans held for investment excluding PPP loans, in its analysis of the Company's performance. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” “strive,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of COVID-19 on operations, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward- looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K, as supplemented by our Current Report on Form 8- K filed on April 23, 2020, and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents. About Atlantic Capital Bancshares Atlantic Capital Bancshares, Inc. is a $2.9 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as specialized financial services for select clients nationally. Media Contact: Ashley Carson Email: ashley.carson@atlcapbank.com Phone: 404-995-6050 Financial Contact: Patrick Oakes Email: patrick.oakes@atlcapbank.com Phone: 404-995-6050 3

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

(in thousands, except share and per share data; taxable equivalent)	2020 Second Quarter	2020 First Quarter	2019 Fourth Quarter	2019 Third Quarter	2019 Second Quarter	For the six months ended June 30, 2020	For the six months ended June 30, 2019
INCOME SUMMARY [1]							
Interest income [2]	$ 24,151	$ 26,246	$ 26,699	$ 26,624	$ 26,686	$ 50,397	$ 52,983
Interest expense	2,166	5,043	5,965	6,536	6,709	7,209	12,482
Net interest income	21,985	21,203	20,734	20,088	19,977	43,188	40,501
Provision for credit losses	8,863	8,074	787	413	698	16,937	1,512
Net interest income after provision for credit losses	13,122	13,129	19,947	19,675	19,279	26,251	38,989
Noninterest income	2,343	2,422	2,679	2,769	2,941	4,765	5,277
Noninterest expense	12,904	12,877	13,382	12,677	13,254	25,781	27,049
Income from continuing operations before income taxes	2,561	2,674	9,244	9,767	8,966	5,235	17,217
Income tax expense	712	550	2,104	2,198	1,957	1,262	3,768
Net income from continuing operations [2][3]	**1,849**	**2,124**	**7,140**	**7,569**	**7,009**	**3,973**	**13,449**
Income (loss) from discontinued operations, net of tax	—	—	—	617	22,143	—	21,080
Net income	**$ 1,849**	**$ 2,124**	**$ 7,140**	**$ 8,186**	**$ 29,152**	**$ 3,973**	**$ 34,529**
PER SHARE DATA							
Diluted earnings per share - continuing operations	$ 0.09	$ 0.10	$ 0.32	$ 0.33	$ 0.29	$ 0.18	$ 0.55
Diluted earnings (loss) per share - discontinued operations	—	—	—	0.03	0.92	—	0.86
Diluted earnings per share	0.09	0.10	0.32	0.36	1.21	0.18	1.41
Book value per share	15.64	15.47	15.01	14.81	14.46	15.64	14.46
Tangible book value per common share [3]	14.72	14.54	14.09	13.91	13.60	14.72	13.60
PERFORMANCE MEASURES							
Return on average equity	2.20 %	2.56 %	8.65 %	9.77 %	34.38 %	2.38 %	21.07 %
Return on average assets	0.25	0.32	1.08	1.32	4.79	0.28	2.64
Taxable equivalent net interest margin - continuing operations	3.23	3.41	3.38	3.52	3.61	3.32	3.73
Efficiency ratio - continuing operations	53.82	55.03	57.57	55.72	58.06	54.42	59.33
Average loans to average deposits	88.46	83.84	86.54	92.41	93.05	86.23	94.82
CAPITAL							
Average equity to average assets	11.53 %	12.41 %	12.47 %	13.54 %	13.94 %	11.95 %	12.55 %
Tangible common equity to tangible assets	11.01	11.57	10.61	12.92	13.37	11.01	13.37
Tier 1 capital ratio	11.6 [4]	11.7	12.0	12.5	13.4	11.6 [4]	13.4
Total risk based capital ratio	14.8 [4]	14.9	15.0	15.5	16.5	14.8 [4]	16.5
SHARES OUTSTANDING							
Number of common shares outstanding - basic	21,477,631	21,479,986	21,751,026	22,193,761	23,293,465	21,477,631	23,293,465
Number of common shares outstanding - diluted	21,569,050	21,675,934	21,974,959	22,405,141	23,508,442	21,569,050	23,508,442
Average number of common shares - basic	21,472,462	21,689,038	21,876,487	22,681,904	23,888,381	21,580,855	24,369,106
Average number of common shares - diluted	21,535,040	21,842,175	22,053,907	22,837,531	24,040,806	21,688,712	24,527,392
ASSET QUALITY							
Allowance for credit losses to loans held for investment [5]	1.61 %	1.43 %	1.04 %	1.03 %	1.06 %	1.61 %	1.06 %
Net charge-offs to average loans [6]	0.29	0.04	0.07	0.11	0.14	0.17	0.12
Non-performing assets to total assets	0.24	0.27	0.26	0.29	0.31	0.24	0.31
AVERAGE BALANCES							
Total loans - continuing operations	$ 2,131,847	$ 1,890,184	$ 1,857,736	$ 1,801,629	$ 1,769,803	$ 2,011,016	$ 1,708,549
Investment securities	462,850	417,971	389,667	340,872	360,047	440,410	379,964
Total assets	2,932,716	2,686,266	2,626,388	2,453,438	2,440,502	2,809,491	2,633,713
Deposits - continuing operations	2,409,958	2,254,505	2,146,626	1,949,657	1,902,076	2,332,231	1,801,874
Shareholders' equity	338,027	333,480	327,543	332,291	340,119	335,754	330,519
AT PERIOD END							
Loans and loans held for sale	$ 2,185,847	$ 1,932,909	$ 1,873,524	$ 1,836,589	$ 1,789,740	$ 2,185,847	$ 1,789,740
Investment securities	457,749	466,405	399,433	329,648	348,723	457,749	348,723
Total assets	2,890,622	2,719,658	2,910,379	2,410,198	2,389,680	2,890,622	2,389,680
Deposits	2,407,631	2,225,119	2,499,046	1,854,272	1,851,531	2,407,631	1,851,531
Shareholders' equity	335,980	332,300	326,495	328,711	336,715	335,980	336,715

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The mortgage business and branches sold to FirstBank are reported as discontinued operations.

[2] Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[3] Excludes effect of acquisition related intangibles.

[4] Amounts are estimates as of June 30, 2020.

[5] The ratios for the second and third quarters of 2019 are calculated on a continuing operations basis.

[6] Annualized.

4

ATLANTIC CAPITAL BANCSHARES, INC. Financial Information from Discontinued Operations Components of Net Income from Discontinued Operations (in thousands) Net interest (loss) income $— $ $ — $ — $ — $ (39) $ — 3,086 Provision for credit losses — — — — — — — Net interest (loss) income after provision — — — — (39) — 3,086 Service charges — — — — 46 — 527 Mortgage income — — — — — — 288 Gain on sale of branches — — — — 34,475 — 34,475 Other income — — — — (22) — (1) Total noninterest income — — — — 34,499 — 35,289 Salaries and employee benefits — — — — 330 — 2,757 Occupancy — — — — 71 — 410 Equipment and software — — — — 8 — 131 Amortization of intangibles — — — — — — 247 Communications and data processing — — — — 197 — 586 Divestiture expense — — — — 3,646 — 5,095 Other noninterest expense — — — — 101 — 459 Total noninterest expense — — — — 4,353 — 9,685 Net income before provision for income taxes — — — — 30,107 — 28,690 (Benefit) provision for income taxes — — — (617) 7,964 — 7,610 Net income from discontinued operations $— $ $ — $ — $617 22,143 $— $ 21,080 Second Quarter 2020 For the six months ended June 30, Fourth Quarter First Quarter Third Quarter 2019 2020 Second Quarter 2019 5

ATLANTIC CAPITAL BANCSHARES, INC. Consolidated Balance Sheets (unaudited) (in thousands, except share data) ASSETS Cash and due from banks $ 33,759 $ 27,536 $ 45,249 $ 24,206 Interest-bearing deposits in banks 33,038 114,829 421,079 52,932 Cash and cash equivalents 66,797 142,365 466,328 77,138 Investment securities available for sale 271,829 280,390 282,461 348,723 Investment securities held to maturity, net of allowance for credit losses of $13 and $14 at June 30, 2020 and March 31, 2020, respectively 185,920 186,015 116,972 — Other investments 28,811 27,140 27,556 31,912 Loans held for sale 1,153 — 370 — Loans held for investment 2,184,694 1,932,909 1,873,524 1,789,740 Less: allowance for loan losses (31,605) (24,896) (18,535) (18,186) Loans held for investment, net 2,153,089 1,908,013 1,854,989 1,771,554 Premises and equipment, net 22,494 22,533 22,536 20,037 Bank owned life insurance 67,127 66,761 66,421 65,874 Goodwill - continuing operations 19,925 19,925 19,925 19,925 Other intangibles, net 2,731 2,785 3,027 3,095 Other real estate owned 779 779 278 971 Other assets 69,967 62,952 49,516 50,451 Total assets $ 2,890,622 $ 2,719,658 $ 2,910,379 $ 2,389,680 LIABILITIES AND SHAREHOLDERS’ EQUITY Deposits: Noninterest-bearing demand $ 883,662 $ 712,919 $ 824,646 $ 569,693 Interest-bearing checking 449,737 368,463 373,727 309,709 Savings 583 567 1,219 1,090 Money market 879,863 982,109 1,173,218 802,973 Time 131,353 66,793 44,389 33,902 Brokered deposits 62,433 94,268 81,847 134,164 Total deposits 2,407,631 2,225,119 2,499,046 1,851,531 Federal funds purchased 6,000 75,000 — 35,000 Federal Home Loan Bank borrowings 50,000 — — 82,000 Long-term debt 49,958 49,916 49,873 49,789 Other liabilities 41,053 37,323 34,965 34,645 Total liabilities 2,554,642 2,387,358 2,583,884 2,052,965 SHAREHOLDERS’ EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of June 30, 2020, March 31, 2020, December 31, 2019, and June 30, 2019 — — — — Common stock, no par value; 100,000,000 shares authorized; 21,477,631, 21,479,986, 21,751,026, and 23,293,465 shares issued and outstanding as of June 30, 2020, March 31, 2020, December 31, 2019, and June 30, 2019, respectively 224,520 224,233 230,265 256,791 Retained earnings 95,570 93,721 91,669 76,343 Accumulated other comprehensive income (loss) 15,890 14,346 4,561 3,581 Total shareholders’ equity 335,980 332,300 326,495 336,715 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 2,890,622 $ 2,719,658 $ 2,910,379 $ 2,389,680 June 30, 2020 June 30, 2019 December 31, 2019 March 31, 2020 6

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended					Six months ended	
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	June 30, 2020	June 30, 2019
INTEREST INCOME							
Loans, including fees	$ 20,496	$ 22,426	$ 23,175	$ 23,541	$ 23,554	$ 42,922	$ 46,306
Investment securities	3,041	2,732	2,413	2,176	2,339	5,773	4,970
Interest and dividends on other interest-earning assets	260	865	944	803	705	1,125	1,519
Total interest income	23,797	26,023	26,532	26,520	26,598	49,820	52,795
INTEREST EXPENSE							
Interest on deposits	1,299	4,182	4,890	5,223	5,448	5,481	10,279
Interest on Federal Home Loan Bank advances	38	—	157	390	270	38	270
Interest on federal funds purchased and securities sold under agreements to repurchase	6	32	94	99	168	38	286
Interest on long-term debt	823	829	824	824	823	1,652	1,647
Total interest expense	2,166	5,043	5,965	6,536	6,709	7,209	12,482
NET INTEREST INCOME BEFORE PROVISION FOR CREDIT LOSSES	21,631	20,980	20,567	19,984	19,889	42,611	40,313
Provision for credit losses	8,863	8,074	787	413	698	16,937	1,512
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	12,768	12,906	19,780	19,571	19,191	25,674	38,801
NONINTEREST INCOME							
Service charges	1,081	1,232	998	925	870	2,313	1,664
Gains (losses) on sale of securities	—	—	—	253	654	—	654
Gains (losses) on sale of other assets	—	5	—	140	(10)	5	(13)
Derivatives income	(10)	246	315	(293)	(233)	236	(344)
Bank owned life insurance	367	362	375	422	389	729	749
SBA lending activities	782	414	846	1,150	1,096	1,196	2,182
Other noninterest income	123	163	145	172	175	286	385
Total noninterest income	2,343	2,422	2,679	2,769	2,941	4,765	5,277
NONINTEREST EXPENSE							
Salaries and employee benefits	8,466	8,476	8,500	8,295	8,529	16,942	17,742
Occupancy	883	794	838	722	689	1,677	1,328
Equipment and software	763	779	769	842	753	1,542	1,492
Professional services	792	705	577	764	792	1,497	1,567
Communications and data processing	670	897	1,066	796	662	1,567	1,337
Marketing and business development	79	153	143	243	233	232	459
Travel, meals and entertainment	34	140	175	152	186	174	352
FDIC premiums	175	—	—	(193)	175	175	410
Other noninterest expense	1,042	933	1,314	1,056	1,235	1,975	2,362
Total noninterest expense	12,904	12,877	13,382	12,677	13,254	25,781	27,049
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	2,207	2,451	9,077	9,663	8,878	4,658	17,029
Provision for income taxes	358	327	1,937	2,094	1,869	685	3,580
NET INCOME FROM CONTINUING OPERATIONS	1,849	2,124	7,140	7,569	7,009	3,973	13,449
DISCONTINUED OPERATIONS							
Income (loss) from discontinued operations	$ —	$ —	$ —	$ —	$ 30,107	$ —	$ 28,690
Provision (benefit) for income taxes	—	—	—	(617)	7,964	—	7,610
Net income (loss) from discontinued operations	—	—	—	617	22,143	—	21,080
NET INCOME	$ 1,849	$ 2,124	$ 7,140	$ 8,186	$ 29,152	$ 3,973	$ 34,529
Net Income (Loss) per Common Share - Basic							
Net income per common share - continuing operations	$ 0.09	$ 0.10	$ 0.33	$ 0.33	$ 0.29	$ 0.18	$ 0.55
Net income (loss) per common share - discontinued operations	—	—	—	0.03	0.93	—	0.87
Net Income per Common Share - Basic	0.09	0.10	0.33	0.36	1.22	0.18	1.42
Net Income (Loss) per Common Share - Diluted							
Net income per common share - continuing operations	$ 0.09	$ 0.10	$ 0.32	$ 0.33	$ 0.29	$ 0.18	$ 0.55
Net income (loss) per common share - discontinued operations	—	—	—	0.03	0.92	—	0.86
Net Income per Common Share - Diluted	0.09	0.10	0.32	0.36	1.21	0.18	1.41
Weighted average shares - basic	21,472,462	21,689,038	21,876,487	22,681,904	23,888,381	21,580,855	24,369,106
Weighted average shares - diluted	21,535,040	21,842,175	22,053,907	22,837,531	24,040,806	21,688,712	24,527,392

7

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

(dollars in thousands; taxable equivalent)	Three months ended					
	June 30, 2020			March 31, 2020		
	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 129,989	$ 23	0.07 %	$ 177,063	$ 668	1.52 %
Other short-term investments	—	—	—	110	—	—
Investment securities						
Taxable investment securities	247,668	1,581	2.57	253,937	1,680	2.66
Non-taxable investment securities[1]	215,182	1,814	3.39	164,034	1,275	3.13
Total investment securities	462,850	3,395	2.95	417,971	2,955	2.84
Loans	2,131,847	20,496	3.87	1,890,184	22,426	4.77
FHLB and FRB stock	16,842	237	5.66	12,678	197	6.25
Total interest-earning assets	2,741,528	24,151	3.54	2,498,006	26,246	4.23
Non-earning assets	191,188			188,260		
Total assets	$ 2,932,716			$ 2,686,266		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,415,069	1,115	0.32	1,393,541	3,767	1.09
Time deposits	96,362	58	0.24	55,775	52	0.37
Brokered deposits	83,228	126	0.61	92,188	363	1.58
Total interest-bearing deposits	1,594,659	1,299	0.33	1,541,504	4,182	1.09
Total borrowings	97,769	44	0.18	11,703	32	1.10
Total long-term debt	49,930	823	6.63	49,888	829	6.68
Total interest-bearing liabilities	1,742,358	2,166	0.50	1,603,095	5,043	1.27
Demand deposits	815,299			713,001		
Other liabilities	37,032			36,690		
Shareholders' equity	338,027			333,480		
Total liabilities and shareholders' equity	$ 2,932,716			$ 2,686,266		
Net interest spread			3.04 %			2.96 %
Net interest income and net interest margin[2]		$ 21,985	3.23 %		$ 21,203	3.41 %
Non-taxable equivalent net interest margin			3.17 %			3.38 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

(dollars in thousands; taxable equivalent)	Three months ended					
	June 30, 2020			June 30, 2019		
	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 129,989	$ 23	0.07 %	$ 70,628	$ 450	2.56 %
Other short-term investments	—	—	—	3,993	32	3.21
Investment securities:						
Taxable investment securities	247,668	1,581	2.57	280,639	1,848	2.64
Non-taxable investment securities[1]	215,182	1,814	3.39	79,408	579	2.92
Total investment securities	462,850	3,395	2.95	360,047	2,427	2.70
Loans - continuing operations	2,131,847	20,496	3.87	1,769,803	23,554	5.34
FHLB and FRB stock	16,842	237	5.66	14,435	223	6.20
Total interest-earning assets - continuing operations	2,741,528	24,151	3.54	2,218,906	26,686	4.82
Loans held for sale - discontinued operations	—	—	—	30,198	47	0.62
Total interest-earning assets	2,741,528	24,151	3.54	2,249,104	26,733	4.77
Non-earning assets	191,188			191,398		
Total assets	$ 2,932,716			$ 2,440,502		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,415,069	1,115	0.32	1,175,237	4,733	1.62
Time deposits	96,362	58	0.24	32,358	50	0.62
Brokered deposits	83,228	126	0.61	106,524	665	2.50
Total interest-bearing deposits	1,594,659	1,299	0.33	1,314,119	5,448	1.66
Total borrowings	97,769	44	0.18	70,770	438	2.48
Total long-term debt	49,930	823	6.63	49,761	823	6.63
Total interest-bearing liabilities - continuing operations	1,742,358	2,166	0.50	1,434,650	6,709	1.88
Interest-bearing liabilities - discontinued operations	—	—	—	36,255	86	0.95
Total interest-bearing liabilities	1,742,358	2,166	0.50	1,470,905	6,795	1.85
Demand deposits	815,299			587,957		
Demand deposits - discontinued operations	—			9,851		
Other liabilities	37,032			31,670		
Shareholders' equity	338,027			340,119		
Total liabilities and shareholders' equity	$ 2,932,716			$ 2,440,502		
Net interest spread - continuing operations			3.04 %			2.94 %
Net interest income and net interest margin - continuing operations[2]		$ 21,985	3.23 %		$ 19,977	3.61 %
Net interest income and net interest margin[2]		$ 21,985	3.23 %		$ 19,938	3.56 %
Non-taxable equivalent net interest margin			3.17 %			3.54 %

[1] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

[2] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

8

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Six months ended					
	June 30, 2020			June 30, 2019		
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate
Assets						
Interest bearing deposits in other banks	$ 153,526	$ 691	0.91 %	$ 81,339	$ 913	2.26 %
Other short-term investments	55	—	—	7,815	118	3.04
Investment securities:						
Taxable investment securities	250,802	3,261	2.61	300,255	3,962	2.66
Non-taxable investment securities[(1)]	189,608	3,089	3.28	79,709	1,196	3.03
Total investment securities	440,410	6,350	2.90	379,964	5,158	2.74
Loans - continuing operations	2,011,016	42,922	4.29	1,708,549	46,306	5.47
FHLB and FRB stock	14,760	434	5.91	13,487	488	7.30
Total interest-earning assets - continuing operations	2,619,767	50,397	3.87	2,191,154	52,983	4.88
Loans held for sale - discontinued operations	—	—	—	235,384	4,588	3.93
Total interest-earning assets	2,619,767	50,397	3.87	2,426,538	57,571	4.78
Non-earning assets	189,724			207,175		
Total assets	$ 2,809,491			$ 2,633,713		
Liabilities						
Interest bearing deposits:						
NOW, money market, and savings	1,404,305	4,882	0.70	1,125,253	8,988	1.61
Time deposits	76,068	111	0.29	11,049	88	1.61
Brokered deposits	87,708	488	1.12	93,903	1,203	2.58
Total interest-bearing deposits	1,568,081	5,481	0.70	1,230,205	10,279	1.68
Total borrowings	54,736	76	0.28	43,798	556	2.56
Total long-term debt	49,909	1,652	6.66	49,740	1,647	6.68
Total interest-bearing liabilities - continuing operations	1,672,726	7,209	0.87	1,323,743	12,482	1.90
Interest-bearing liabilities - discontinued operations	—	—	—	290,515	1,502	1.04
Total interest-bearing liabilities	1,672,726	7,209	0.87	1,614,258	13,984	1.75
Demand deposits	764,150			571,669		
Demand deposits - discontinued operations	—			79,156		
Other liabilities	36,861			38,111		
Shareholders' equity	335,754			330,519		
Total liabilities and shareholders' equity	$ 2,809,491			$ 2,633,713		
Net interest spread - continuing operations			3.00 %			2.98 %
Net interest income and net interest margin - continuing operations[(2)]		$ 43,188	3.32 %		$ 40,501	3.73 %
Net interest income and net interest margin[(2)]		$ 43,188	3.32 %		$ 43,587	3.62 %
Non-taxable equivalent net interest margin			3.27 %			3.61 %

[(1)] Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.
[(2)] Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

9

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 1,153	$ —	$ 370	$ 916	$ —	$ 1,153	$ 1,153
Total loans held for sale	$ 1,153	$ —	$ 370	$ 916	$ —	$ 1,153	$ 1,153
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 973,818	$ 760,062	$ 705,115	$ 697,412	$ 701,566	$ 213,756	$ 272,252
Commercial real estate:							
Multifamily	58,909	73,654	98,378	60,398	43,907	(14,745)	15,002
Owner occupied	366,847	359,026	357,912	352,842	313,310	7,821	53,537
Investment	474,565	477,451	460,038	452,285	409,629	(2,886)	64,936
Construction and land:							
1-4 family residential construction	11	2,706	4,009	5,186	3,696	(2,695)	(3,685)
Other construction, development, and land	128,980	124,116	123,531	139,991	195,260	4,864	(66,280)
Mortgage warehouse loans	—	—	13,941	23,256	10,665	—	(10,665)
Total commercial loans	2,003,130	1,797,015	1,762,924	1,731,370	1,678,033	206,115	325,097
Residential:							
Residential mortgages	32,327	31,761	31,315	31,903	31,338	566	989
Home equity	23,689	23,479	25,002	25,638	24,303	210	(614)
Total residential loans	56,016	55,240	56,317	57,541	55,641	776	375
Consumer	113,149	58,164	37,765	27,168	34,618	54,985	78,531
Other	22,160	25,488	19,552	22,533	24,126	(3,328)	(1,966)
	2,194,455	1,935,907	1,876,558	1,838,612	1,792,418	258,548	402,037
Less net deferred fees and other unearned income	(9,761)	(2,998)	(3,034)	(2,939)	(2,678)	(6,763)	(7,083)
Total loans held for investment	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 1,789,740	$ 251,785	$ 394,954
Total loans	$ 2,185,847	$ 1,932,909	$ 1,873,894	$ 1,836,589	$ 1,789,740	$ 252,938	$ 396,107
PPP loans [(1)]	$ 234,049	$ —	$ —	$ —	$ —	$ 234,049	$ 234,049
Total unfunded commitments	$ 749,321	$ 689,620	$ 743,958	$ 687,295	$ 637,559	$ 59,701	$ 111,762

[(1)] PPP loans are included in total loans held for investment.

10

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Credit Losses Activity and Credit Quality

	2020		2019		
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Allowance for loan losses					
Balance at beginning of period	$ 24,896	$ 18,535	$ 18,080	$ 18,186	$ 18,107
Adoption of ASU 2016-13	—	(854)	—	—	—
Provision for loan losses	8,222	7,409	787	413	698
Loans charged-off:					
Commercial and industrial	(1,479)	(18)	(344)	(541)	(588)
Commercial real estate	—	(78)	—	—	(47)
Construction and land	—	—	—	—	—
Residential mortgages	(36)	—	—	—	—
Home equity	—	(125)	—	—	—
Consumer	—	—	—	(2)	—
Other	—	—	—	—	—
Total loans charged-off	(1,515)	(221)	(344)	(543)	(635)
Recoveries on loans previously charged-off:					
Commercial and industrial	1	—	5	17	—
Commercial real estate	—	18	—	—	—
Construction and land	—	—	—	1	—
Residential mortgages	—	1	7	—	—
Home equity	—	—	—	—	—
Consumer	1	8	—	6	16
Other	—	—	—	—	—
Total recoveries	2	27	12	24	16
Net charge-offs	$ (1,513)	$ (194)	$ (332)	$ (519)	$ (619)
Balance at period end	$ 31,605	$ 24,896	$ 18,535	$ 18,080	$ 18,186
Allowance for unfunded commitments					
Balance at beginning of period	$ 2,838	$ 892	$ 836	$ 785	$ 631
Adoption of ASU 2016-13	—	1,275	—	—	—
Provision for unfunded commitments	642	671	56	51	154
Balance at period end	$ 3,480	$ 2,838	$ 892	$ 836	$ 785
Total allowance for credit losses - loans and unfunded commitments	$ 35,085	$ 27,734	$ 19,427	$ 18,916	$ 18,971
Provision for credit losses under CECL					
Provision for loan losses	8,222	7,409	787	413	698
Provision for securities held to maturity credit losses	(1)	(6)	-	-	-
Provision for unfunded commitments[(1)]	642	671	-	-	-
Total provision for credit losses	$ 8,863	$ 8,074	$ 787	$ 413	$ 698
Non-performing loans	$ 6,265	$ 6,515	$ 7,293	$ 6,770	$ 6,352
Foreclosed properties (OREO)	779	779	278	278	971
Total nonperforming assets	$ 7,044	$ 7,294	$ 7,571	$ 7,048	$ 7,323
Allowance for loan losses to loans held for investment [(2)]	1.45 %	1.29 %	0.99 %	0.98 %	1.02 %
Allowance for credit losses to loans held for investment [(2)]	1.61 %	1.43 %	1.04 %	1.03 %	1.06 %
Net charge-offs to average loans [(3)]	0.29	0.04	0.07	0.11	0.14
Non-performing loans as a percentage of total loans	0.29 %	0.34 %	0.39 %	0.37 %	0.35 %
Non-performing assets as a percentage of total assets	0.24 %	0.27 %	0.26 %	0.29 %	0.31 %

[(1)] Prior to the adoption of ASU 2016-13, the provision for unfunded commitments was included in other expense and totaled $56, $51 and $154 for the fourth, third, and second quarters of 2019, respectively.

[(2)] The third and second quarters of 2019 ratios are calculated on a continuing operations basis.

[(3)] Annualized.

11

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	Linked Quarter Change	Year Over Year Change
DDA	$ 883,662	$ 712,919	$ 824,646	$ 599,657	$ 569,693	$ 170,743	$ 313,969
NOW	449,737	368,463	373,727	240,427	309,709	81,274	140,028
Savings	583	567	1,219	1,081	1,090	16	(507)
Money market	879,863	982,109	1,173,218	921,133	802,973	(102,246)	76,890
Time	131,353	66,793	44,389	30,782	33,902	64,560	97,451
Brokered	62,433	94,268	81,847	61,192	134,164	(31,835)	(71,731)
Total deposits	$ 2,407,631	$ 2,225,119	$ 2,499,046	$ 1,854,272	$ 1,851,531	$ 182,512	$ 556,100
Payments clients	$ 344,608	$ 483,585	$ 567,597	$ 286,373	$ 301,413	$ (138,977)	$ 43,195

Average Deposits

	2020		2019			Linked	
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Quarter Change	Q2 2020 vs Q2 2019
DDA	$ 815,299	$ 713,001	$ 718,298	$ 637,809	$ 587,957	$ 102,298	$ 227,342
NOW	462,051	382,178	320,637	295,106	314,601	79,873	147,450
Savings	574	650	1,098	1,085	956	(76)	(382)
Money market	952,444	1,010,713	1,006,449	895,102	859,680	(58,269)	92,764
Time	96,362	55,775	37,388	32,409	32,358	40,587	64,004
Brokered	83,228	92,188	62,757	88,146	106,524	(8,960)	(23,296)
Total deposits - continuing operations	2,409,958	2,254,505	2,146,627	1,949,657	1,902,076	155,453	507,882
Deposits to be assumed - discontinued operations	—	—	—	—	45,350	—	(45,350)
Total deposits	$ 2,409,958	$ 2,254,505	$ 2,146,627	$ 1,949,657	$ 1,947,426	$ 155,453	$ 462,532
Payments clients	$ 377,923	$ 419,630	$ 362,327	$ 289,526	$ 285,949	$ (41,707)	$ 91,974
Noninterest bearing deposits as a percentage of average deposits - continuing operations	33.8 %	31.6 %	33.5 %	32.7 %	30.9 %		
Cost of interest-bearing deposits - continuing operations	0.33 %	1.09 %	1.36 %	1.58 %	1.66 %		
Cost of deposits - continuing operations	0.22 %	0.75 %	0.90 %	1.06 %	1.15 %		

12

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2020 Second Quarter	2020 First Quarter	2019 Fourth Quarter	2019 Third Quarter	2019 Second Quarter	For the six months ended June 30, 2020	For the six months ended June 30, 2019
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 23,797	$ 26,023	$ 26,532	$ 26,520	$ 26,598	$ 49,820	$ 52,795
Taxable equivalent adjustment	354	223	167	104	88	577	188
Interest income - taxable equivalent	$ 24,151	$ 26,246	$ 26,699	$ 26,624	$ 26,686	$ 50,397	$ 52,983
Taxable equivalent net interest income reconciliation - continuing operations							
Net interest income - GAAP	$ 21,631	$ 20,980	$ 20,567	$ 19,984	$ 19,889	$ 42,611	$ 40,313
Taxable equivalent adjustment	354	223	167	104	88	577	188
Net interest income - taxable equivalent - continuing operations	$ 21,985	$ 21,203	$ 20,734	$ 20,088	$ 19,977	$ 43,188	$ 40,501
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	3.17 %	3.38 %	3.35 %	3.51 %	3.60 %	3.27 %	3.71 %
Impact of taxable equivalent adjustment	0.06	0.03	0.03	0.01	0.01	0.05	0.02
Net interest margin - taxable equivalent - continuing operations	3.23 %	3.41 %	3.38 %	3.52 %	3.61 %	3.32 %	3.73 %
Taxable equivalent net interest margin reconciliation							
Net interest margin - GAAP	3.17 %	3.38 %	3.35 %	3.51 %	3.54 %	3.27 %	3.61 %
Impact of taxable equivalent adjustment	0.06	0.03	0.03	0.01	0.02	0.05	0.01
Net interest margin - taxable equivalent	3.23 %	3.41 %	3.38 %	3.52 %	3.56 %	3.32 %	3.62 %
Income before income taxes reconciliation							
Income before income taxes - GAAP	$ 2,207	$ 2,451	$ 9,077	$ 9,663	$ 8,878	$ 4,658	$ 17,029
Taxable equivalent adjustment	354	223	167	104	88	577	188
Income before income taxes	$ 2,561	$ 2,674	$ 9,244	$ 9,767	$ 8,966	$ 5,235	$ 17,217
Income tax reconciliation							
Income tax expense - GAAP	$ 358	$ 327	$ 1,937	$ 2,094	$ 1,869	$ 685	$ 3,580
Taxable equivalent adjustment	354	223	167	104	88	577	188
Income tax expense	$ 712	$ 550	$ 2,104	$ 2,198	$ 1,957	$ 1,262	$ 3,768
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 335,980	$ 332,300	$ 326,495	$ 328,711	$ 336,715	$ 335,980	$ 336,715
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 316,055	$ 312,375	$ 306,570	$ 308,786	$ 316,790	$ 316,055	$ 316,790
Common shares outstanding	21,477,631	21,479,986	21,751,026	22,193,761	23,293,465	21,477,631	23,293,465
Book value per common share - GAAP	$ 15.64	$ 15.47	$ 15.01	$ 14.81	$ 14.46	$ 15.64	$ 14.46
Tangible book value	14.72	14.54	14.09	13.91	13.60	14.72	13.60
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 335,980	$ 332,300	$ 326,495	$ 328,711	$ 336,715	$ 335,980	$ 336,715
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 316,055	$ 312,375	$ 306,570	$ 308,786	$ 316,790	$ 316,055	$ 316,790
Total assets	$ 2,890,622	$ 2,719,658	$ 2,910,379	$ 2,410,198	$ 2,389,680	$ 2,890,622	$ 2,389,680
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 2,870,697	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,369,755	$ 2,870,697	$ 2,369,755
Tangible common equity to tangible assets	11.01 %	11.57 %	10.61 %	12.92 %	13.37 %	11.01 %	13.37 %
Allowance for loan losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 1,789,740	$ 2,184,694	$ 1,789,740
PPP loans	(234,049)	—	—	—	—	(234,049)	—
Total loans held for investment excluding PPP loans	$ 1,950,645	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 1,789,740	$ 1,950,645	$ 1,789,740
Allowance for credit losses to loans held for investment	1.61 %	1.43 %	1.04 %	1.03 %	1.06 %	1.61 %	1.06 %
Allowance for credit losses to loans held for investment excluding PPP loans	1.80 %	1.43 %	1.04 %	1.03 %	1.06 %	1.80 %	1.06 %

13